UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2012

Alta Mesa Holdings, LP
(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15021 Katy Freeway, Suite 400 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 530-0991

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 17, 2012, the Company issued a press release providing various operating updates and revised guidance regarding the impact of Hurricane Isaac. The press release is included herein as Exhibit 99.1. It shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated September 17, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alta Mesa Holdings, LP (Registrant)
September 17, 2012 (Date)	/s/ MICHAEL A. MCCABE Michael A. McCabe Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index
99.1	Press release dated September 17, 2012